Fee Waiver Schedule –CFST, CFST II and CFVST II

SCHEDULE A

As of May 1, 2018

Columbia Funds Series Trust

Columbia AMT-Free California Intermediate Muni Bond Fund1

Columbia AMT-Free Georgia Intermediate Muni Bond Fund1

Columbia AMT-Free Maryland Intermediate Muni Bond Fund1

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund1

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund1

Columbia AMT-Free Virginia Intermediate Muni Bond Fund1

Columbia Capital Allocation Moderate Aggressive Portfolio2

Columbia Capital Allocation Moderate Conservative Portfolio2

Columbia Convertible Securities Fund1

Columbia Global Strategic Equity Fund2

Columbia Large Cap Growth Fund III1

Columbia Large Cap Enhanced Core Fund1

Columbia Large Cap Index Fund1

Columbia Mid Cap Index Fund1

Columbia Mid Cap Value Fund1

Columbia Overseas Value Fund1

Columbia Select International Equity Fund1

Columbia Select Large Cap Equity Fund1

Columbia Short Term Bond Fund1

Columbia Short Term Municipal Bond Fund1

Columbia Small Cap Index Fund1

Columbia Small Cap Value Fund II1

Columbia Funds Series Trust II

Columbia Absolute Return Currency and Income Fund1

Columbia Capital Allocation Aggressive Portfolio2

Columbia Capital Allocation Conservative Portfolio2

Columbia Capital Allocation Moderate Portfolio2

Columbia Commodity Strategy Fund1

Columbia Contrarian Asia Pacific Fund1

Columbia Contrarian Europe Fund1

Columbia Disciplined Core Fund1

Columbia Disciplined Growth Fund1

Columbia Disciplined Value Fund1

Columbia Diversified Equity Income Fund1

Columbia Dividend Opportunity Fund1

Columbia Emerging Markets Bond Fund1

Columbia Flexible Capital Income Fund1

Columbia Floating Rate Fund1

Columbia Global Bond Fund1

Columbia Global Equity Value Fund1

Columbia Global Opportunities Fund1

Columbia Global Infrastructure Fund1

Columbia High Yield Bond Fund1

Columbia Income Builder Fund1

Columbia Income Opportunities Fund1

Columbia Inflation Protected Securities Fund1

Columbia Limited Duration Credit Fund1

Columbia Minnesota Tax-Exempt Fund1

Columbia Money Market Fund1

Columbia Mortgage Opportunities Fund1

Columbia Overseas Core Fund1

Columbia Select Global Equity Fund1

Columbia Select Large-Cap Value Fund1

Columbia Select Smaller-Cap Value Fund1

Columbia Seligman Communications and Information Fund1

Columbia Seligman Global Technology Fund1

Columbia Short-Term Cash Fund1

Columbia Small/Mid Cap Value Fund1

Columbia Strategic Municipal Income Fund1

Columbia U.S. Government Mortgage Fund1

Multi-Manager Value Strategies Fund1

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Balanced Fund1

Fee Waiver Schedule –CFST, CFST II and CFVST II

Columbia Variable Portfolio – Commodity Strategy Fund1

Columbia Variable Portfolio – Core Equity Fund1

Columbia Variable Portfolio – Disciplined Core Fund1

Columbia Variable Portfolio – Dividend Opportunity Fund1

Columbia Variable Portfolio – Emerging Markets Bond Fund1

Columbia Variable Portfolio – Emerging Markets Fund1

Columbia Variable Portfolio – Global Bond Fund1

Columbia Variable Portfolio – Government Money Market Fund1

Columbia Variable Portfolio – High Yield Bond Fund1

Columbia Variable Portfolio – Income Opportunities Fund1

Columbia Variable Portfolio – Intermediate Bond Fund1

Columbia Variable Portfolio – Large Cap Growth Fund1

Columbia Variable Portfolio – Large Cap Index Fund1

Columbia Variable Portfolio – Limited Duration Credit Fund1

Columbia Variable Portfolio – Mid Cap Growth Fund1

Columbia Variable Portfolio – Mid Cap Value Fund1

Columbia Variable Portfolio – Overseas Core Fund1

Columbia Variable Portfolio – Select Large Cap Equity Fund1

Columbia Variable Portfolio – Select Large-Cap Value Fund1

Columbia Variable Portfolio – Select Smaller-Cap Value Fund1

Columbia Variable Portfolio – Seligman Global Technology Fund1

Columbia Variable Portfolio – U.S. Equities Fund1

Columbia Variable Portfolio – U.S. Government Mortgage Fund1

CTIVPSM – American Century Diversified Bond Fund1

CTIVPSM – BlackRock Global Inflation-Protected Securities Fund1

CTIVPSM – CenterSquare Real Estate Fund1

CTIVPSM – DFA International Value Fund1

CTIVPSM – Loomis Sayles Growth Fund1

CTIVPSM – Los Angeles Capital Large Cap Growth Fund1

CTIVPSM – MFS® Blended Research® Core Equity Fund1

CTIVPSM – MFS® Value Fund1

CTIVPSM – Morgan Stanley Advantage Fund1

CTIVPSM – Oppenheimer International Growth Fund1

CTIVPSM – Pyramis International Equity Fund1

(CTIVPSM – AQR International Core Equity Fund effective May 21, 2018)

CTIVPSM – T. Rowe Price Large Cap Value Fund1

CTIVPSM – TCW Core Plus Bond Fund1

CTIVPSM – Victory Sycamore Established Value Fund1

CTIVPSM – Wells Fargo Short Duration Government Fund1

CTIVPSM – Westfield Mid Cap Growth Fund1

Variable Portfolio – Aggressive Portfolio1

Variable Portfolio – Columbia Wanger International Equities Fund1

Variable Portfolio – Conservative Portfolio1

Variable Portfolio – Eaton Vance Floating-Rate Income Fund1

Variable Portfolio – Managed Volatility Moderate Growth Fund3

Variable Portfolio – Moderate Portfolio1

Variable Portfolio – Moderately Aggressive Portfolio1

Variable Portfolio – Moderately Conservative Portfolio1

Variable Portfolio – Partners Core Bond Fund1

Variable Portfolio – Partners Small Cap Growth Fund1

Variable Portfolio – Partners Small Cap Value Fund1

[1]	The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board.
[2]	The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: management service fee, taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board.
[3]	The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board.

Fee Waiver Schedule –CFST, CFST II and CFVST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of April 26, 2018.

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST II
COLUMBIA FUNDS VARIABLE SERIES TRUST II
Each for itself and on behalf of its respective series listed on this Schedule A

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Head of Operations

COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC.

By:	/s/ Daniel J. Beckman
Name:	Daniel J. Beckman
Title:	Vice President and Head of U.S. Retail Product

COLUMBIA MANAGEMENT INVESTMENT SERVICES CORP.

By:	/s/ Lyn Kephart-Strong
Name:	Lyn Kephart-Strong
Title:	President